UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     May 15, 2017 (May 10, 2017)

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554
(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240,12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) on Wednesday, May 10, 2017. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 24,690,172, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 23,583,397 shares, which was 95.52% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors. All of the nominees for director listed below were elected to serve as directors until the Company’s next annual meeting of shareholders and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harsha V. Agadi	22,023,690	150,465	1,409,242
P. George Benson	22,084,265	89,890	1,409,242
Jesse C. Crawford	20,490,485	1,683,670	1,409,242
Jesse C. Crawford, Jr.	20,490,161	1,683,994	1,409,242
Roger A. S. Day	22,083,503	90,652	1,409,242
James D. Edwards	22,110,676	63,479	1,409,242
Joia M. Johnson	22,110,265	63,890	1,409,242
Charles H. Ogburn	22,109,817	64,338	1,409,242
D. Richard Williams	22,108,140	66,015	1,409,242

2.	Proposal to approve, on an advisory basis, the compensation paid to certain of the Company’s executive officers in 2016. The shareholders approved the compensation paid to certain of the Company’s executive officers in 2016. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,624,279	73,001	1,476,875	1,409,242

3.	Vote, on an advisory basis, on the frequency of future advisory votes on executive compensation. The shareholders recommended, on an advisory basis, that the Company hold future advisory votes on executive compensation every two years. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
6,225,073	13,366,862	1,190,792	1,391,428	1,409,242

4.	Vote, on an advisory basis, on a shareholder proposal. In accordance with the recommendation of the Board, the shareholders did not approve the shareholder proposal. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,821,312	20,084,712	268,131	1,409,242

5.	Ratification of Independent Auditor. The shareholders ratified the appointment of Ernst & Young LLP as independent auditor for the Company for the 2017 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
23,433,584	141,275	8,538

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)

By:	/s/ R. Eric Powers, III
R. Eric Powers, III Vice President & Corporate Secretary

Dated: May 15, 2017

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